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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            NBC Capital Corporation
                            -----------------------
             (Exact name of registrant as specified in its charter)

             Mississippi                                 64-0694755
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)

    NBC Plaza, Starkville, Mississippi                     39759
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(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                   Name of each exchange on which
        to be so registered                   each class is to be registered

       Common Stock, $1.00 par value              American Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates:
N/A

Securities to be registered pursuant to Section 12(g) of the Act:

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                                (Title of class)


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                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the registrant's common stock (the "Common Stock") included under the caption "Description of NBC Common Stock" of Item 5 of Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on September 15, 1999 (Commission file no. 0-12885), is incorporated herein by reference. The Common Stock is to be registered on the American Stock Exchange.

ITEM 2.  EXHIBITS.

     The exhibits filed herewith are listed on the Exhibit Index following this page.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    NBC CAPITAL CORPORATION


Date: March 29, 2000                    /s/ RICHARD T. HASTON
     ------------------             ----------------------------------------
                                    By: Richard T. Haston
                                        Executive Vice-President, Chief
                                        Financial Officer and Treasurer
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                                 EXHIBIT INDEX


3.1 Articles of Incorporation of NBC Capital Corporation (included as Exhibit B to NBC Capital Corporation's Definitive Proxy Statement dated March 20, 1998, and filed with the Commission on March 18, 1998, Commission file no. 0-12885, which Exhibit B is incorporated herein by reference).

3.2 By-laws of NBC Capital Corporation (included as Exhibit 3(b) to NBC Capital Corporation's Registration Statement on Form S-4A, filed with the Commission on November 4, 1998, Commission file no. 333-65545, which
     Exhibit 3(b) is incorporated herein by reference).

99 The Description of NBC Common Stock (set forth in Item 5 of NBC Capital Corporation's Current Report on Form 8-K filed with the Commission on September 15, 1999, Commission file no. 0-12885, which Item 5 is incorporated herein by reference).